UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22783

Oppenheimer SteelPath Master MLP Fund, LLC
(Exact name of registrant as specified in charter)

6803 S. Tucson Way
Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip Code)

Arthur S. Gabinet
OFI SteelPath, Inc.
Two World Financial Center
New York, New York 10281-1008
(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30,

Date of reporting period: September 30, 2014

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

STEELPATH MASTER MLP FUND, LLC

ANNUAL REPORT 9.30.2014

Table of Contents
Fund Performance Discussion	4
Fund Expenses	8
Top Holdings and Allocations	10
Statement of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Board Approval of the Fund’s Investment Advisory Agreement	28
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	31
Directors and Officers	32
Fund Information	39

PORTFOLIO MANAGERS: Stuart Cartner and Brian Watson, CFA

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/14

	Oppenheimer SteelPath Master MLP Fund, LLC	Alerian MLP Index	S&P 500 Index
1-Year	29.18%	25.79%	19.73%
Since Inception (12/28/12)	29.99	28.35	23.98

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Alerian MLP Index and the S&P 500 Index. The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX).The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 2

comprising the Indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer SteelPath Master MLP Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933 (the “Securities Act”), as amended. Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 3

Fund Performance Discussion

During the reporting period, the Fund produced a total return of 29.18%. For comparative purposes, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index, provided a total return of 25.79%, with price performance contributing 18.8% of the total.1 During the same reporting period, the broader market, as measured by the S&P 500, provided a 19.73% total return during the same period, approximately 17.3% of which came from price performance.

MACRO REVIEW

A low-yield versus high-yield characteristic appeared to dominate performance differentiation for the first half of calendar 2014, but this theme was less of a contributing factor during the third quarter of 2014. (As a reminder, below average yielding MLPs typically reflect expectations for rapid distribution growth, while MLPs with above average yields are generally thought to hold more limited growth prospects.) During the first half of calendar 2014 the price performance of MLPs with yields that were below the group average, or faster growers, beat the price performance of MLPs with above average yields, or slower growers, by an average of 16.7%. During the third quarter the below average yielding names only beat the above average yielding MLPs by 0.5%. More accurately, however, the yield, or growth, characteristic appeared to yield less influence over the quarter than sub-sector membership and company-specific factors.

1 Price performance excludes any distributions or dividends paid by an investment.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 4

Over the reporting period, approximately $36 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or through “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a slightly increased rate from the roughly $43 billion raised during calendar 2013.

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $91.16 per barrel, down 11% from the end of the third quarter of 2013. Global crude prices also traded lower over the reporting period, with continuing political and social turmoil in the Middle East offset by rising production, a stronger U.S. dollar, and weakening economic outlooks late in the period. Domestically, regional crude pricing differentials continued to exhibit fluctuations, with West Texas pricing exhibiting the greatest weakness. This differential is likely to narrow during the fourth quarter of 2014 and early 2015 as two key pipelines are bought into service, thereby increasing takeaway capacity. In the meantime, the wide differential has provided marketing profit opportunities for certain midstream providers in the region.

Henry Hub natural gas spot prices rose 19% to end the period at $4.14 per million British thermal units (mmbtu). Natural gas production continued to rise and moderate summer electric demand, due to a cooler than normal summer, combined to largely replenish natural gas storage levels after the strong winter left natural gas storage levels at eleven year lows. With storage levels now only marginally below historic levels, we believe fear of elevated natural gas price volatility over the winter has waned.

Mont Belvieu natural gas liquids (NGL) prices ended the reporting period at $38.14 per barrel, down 6% from the end of the third quarter of 2013. All of the NGL purity product prices ended the third quarter of 2014 lower than the end of the third quarter of 2013. As a result natural gas processing economics weakened over the period, which may impact certain midstream providers, depending on the contract structure of their processing agreements.

Over the third quarter of 2014, the yield curve flattened moderately as short and medium-term rates held steady and longer-dated yields declined. The ten-year Treasury yield fell 12 basis points during the reporting period to end at 2.49%. The MLP yield spread at period-end, as measured by the Alerian MLP Index and the 10-year Treasury bond, narrowed by 59 basis points to 2.78%.

Historically MLPs have shown little statistical correlation to interest rate changes over the long-term but have, at times, shown higher correlation over short-term periods of dramatic rate change. We believe this lack of longer-term correlation stems from the asset class’ strong history of distribution growth and total return performance metrics that have historically exceeded the asset class’s yield. As a result, though a rising rate environment can leave the yields offered by debt investments

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 5

higher, historically little substitution to fixed income investment has occurred in these periods.

Over the period, real estate investment trusts (REITs) and utilities posted total returns of 13.1% and 18.7%, respectively, underperforming the Alerian MLP Index’s 25.8% total return. Sector valuation statistics stretched slightly over the period, as equity price performance was offset by increased growth expectations. Price to forward distributable cash flow (DCF), a commonly watched ratio, widened modestly during the quarter exiting above the ten-year average but within the historic range, reflecting the sector’s robust growth potential. We continue to believe that the visibility of energy infrastructure growth opportunities supports above average valuations relative to the more opaque acquisition-focused growth model that prevailed before the energy renaissance.

Fund Review

Key contributors to the Oppenheimer SteelPath Master MLP Fund were Energy Transfer Equity, LP (ETE) and Magellan Midstream Partners, LP (MMP).

Energy Transfer Equity, LP (ETE)

ETE units outperformed for the year benefiting from the momentum favoring low-yielding, high growth names and bolstered by M&A activity and new growth project announcements at its subsidiary partnerships: Energy Transfer Partners (NYSE: ETP), Regency Energy Partners (NYSE: RGP), and Sunoco Logistics Partners (NYSE: SXL).

Unit price strength during the year was also supported by the partnership’s six consecutive quarterly distribution increases.

Magellan Midstream Partners, LP (MMP)

MMP outperformed for the period, benefiting from the momentum favoring low-yielding, high growth names and bolstered by strong financial and operating results. The partnership raised its distributable cash flow guidance for 2014 by 11%.

Management also reiterated guidance for annual distribution growth for 2014 and 2015 of 20% and 15%, respectively.

Key detractors to the Oppenheimer SteelPath Master MLP Fund were Boardwalk Pipeline Partners, LP (BWP) and El Paso Pipeline Partners, LP (EPB).

Boardwalk Pipeline Partners (BWP)

In conjunction with BWP’s fourth quarter financial results, the partnership announced its intention to cut its distribution by 81%; this unexpected distribution cut was largely unexpected and resulted in a significant price reaction.

The partnership had been contending with the challenging re-contracting environment faced by many natural gas pipeline operators over recent years but its decision to dramatically cut its distribution appeared to be primarily driven by a decision to self-finance its capital investment program rather than forced by financial distress. Notably,

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 6

the partnership expects 4x cash flow coverage going forward; well in excess of a sector average of just above 1x. We believe the partnerships’ decision reflects a significant departure from traditional sector participant behavior.

Though the investment team believed a near term distribution cut was unnecessary and unlikely, the position had been reduced, though not completely eliminated, prior to the announcement due to the partnership’s growing risk profile.

El Paso Pipeline Partners, LP (EPB)

Modest distribution growth guidance for 2014 and flat distribution growth guidance for 2015 and 2016 continued to drive price weakness early in the period as several rate case settlements and weak contract renewals offset the positive contribution of several planned acquisitions

Performance was bolstered in August when Kinder Morgan, Inc. (KMI) announced its plans to acquire and consolidate its family of MLPs, including EPB. Under the proposed acquisition EPB unitholders will receive .9451 KMI shares and $4.65 in cash for each EPB unit.

Brian Watson, CFA	Stuart Cartner
Portfolio Manager	Portfolio Manager

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 7

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period, April 1, 2014 and held for the entire 6 month period ended September 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 8

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During 6 Months Ended September 30, 2014 1,2
Actual	$1,000.00	$1,149.40	$4.58
Hypothetical	$1,000.00	$1,020.74	$4.31

1.
Actual expenses paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) from April 1, 2014 to September 30, 2014.

2.	Hypothetical Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The annualized expense ratio based on the six months ended September 30, 2014 is 0.85%.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 9

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Equity LP	5.00%
Enterprise Products Partners LP	4.19%
Plains All American Pipeline LP	4.04%
Buckeye Partners LP	4.02%
Energy Transfer Partners LP	4.01%
MarkWest Energy Partners LP	3.87%
Access Midstream Partners LP	3.62%
Magellan Mistream Partners LP	3.56%
Regency Energy Partners LP	3.45%
Williams Partners LP	3.43%

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and based on net assets.

PORTFOLIO ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total value of investments.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 10

STATEMENT OF INVESTMENTS September 30, 2014

Description	Shares	Value
Master Limited Partnership Shares — 90.8%
Coal — 1.2%
Alliance Holdings GP LP	238	$16,241
Alliance Resource Partners LP	476	20,392
Total Coal		36,633

Diversified — 10.6%
Enterprise Products Partners LP	3,050	122,915
ONEOK Partners LP	1,544	86,402
Williams Partners LP	1,899	100,742
Total Diversified		310,059

Gathering/Processing — 25.1%
Access Midstream Partners LP	1,670	106,279
American Midstream Partners LP	50	1,453
Compressco Partners LP	625	15,100
Crestwood Midstream Partners LP	1,019	23,101
DCP Midstream Partners LP	1,777	96,758
Enable Midstream Partners LP	950	23,408
EnLink Midstream Partners LP	1,683	51,247
Exterran Partners LP	1,058	31,031
MarkWest Energy Partners LP	1,476	113,386
Midcoast Energy Partners LP	1,083	24,162
Regency Energy Partners LP	3,103	101,220
Southcross Energy Partners LP	289	6,170
Summit Midstream Partners LP	1,017	51,725
Targa Resources Partners LP	945	68,371
Western Gas Equity Partners LP	387	23,584
Total Gathering/Processing		736,995

Marine — 6.8%
GasLog Partners LP	766	23,516
Golar LNG Partners LP	1,368	47,497
Seadrill Partners LLC	1,668	52,025
Teekay LNG Partners LP	1,337	58,240
Teekay Offshore Partners LP	547	18,379
Total Marine		199,657

Natural Gas Pipelines — 11.4%
Energy Transfer Equity LP	2,376	146,575
Energy Transfer Partners LP	1,838	117,614
TC Pipelines LP	1,026	69,471
Total Natural Gas Pipelines		333,660

Petroleum Transportation — 35.7%
Buckeye Partners LP	1,481	117,947
Delek Logistics Partners LP	336	13,679
Genesis Energy LP	1,183	62,273
Global Partners LP	941	39,211
Holly Energy Partners LP	1,729	62,936
Magellan Midstream Partners LP	1,242	104,552
Martin Midstream Partners LP	695	25,917

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 11

STATEMENT OF INVESTMENTS (Continued)

Description	Shares	Value
MPLX LP	286	$16,857
NGL Energy Partners LP	1,390	54,724
NuStar Energy LP	762	50,246
NuStar GP Holdings LLC	1,357	59,029
Oiltanking Partners LP	1,058	52,466
PBF Logistics LP	602	15,243
Plains All American Pipeline LP	2,012	118,426
Sunoco Logistics Partners LP	2,066	99,705
Susser Petroleum Partners LP	695	38,225
Tallgrass Energy Partners LP	900	40,779
Tesoro Logistics LP	729	51,591
TransMontaigne Partners LP	542	22,352
Total Petroleum Transportation		1,046,158

Total Master Limited Partnership Shares
(identified cost $2,065,222)		2,663,162

Common Stock — 5.1%
Diversified — 2.1%
Williams Cos., Inc.	1,080	59,778

Marine — 1.0%
Dorian LPG, Ltd. 1	200	3,564
GasLog, Ltd.	1,170	25,752
Total Marine		29,316

Petroleum Transportation — 2.0%
Enbridge Energy Management LLC 1	1,606	59,772

Total Common Stock
(identified cost $133,052)		148,866

Short-Term Investments — 6.6%
Money Market — 6.6%
Fidelity Institutional Money Market Fund, Class I , 0.052% 2	195,784	195,784

Total Short-Term Investments
(identified cost $195,784)		195,784

Total Investments — 102.5%
(identified cost $2,394,058)		3,007,812
Liabilities In Excess of Other Assets — (2.5)%		(74,281)
Net Assets -— 100.0%		$2,933,531

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 12

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

LLC -— Limited Liability Company

LP — Limited Partnership

1.	Non-income producing.

2.	Variable rate security; the coupon rate represents the rate at September 30, 2014.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 13

STATEMENT OF ASSETS AND LIABILITIES September 30, 2014

Assets
Investments at cost	$2,394,058
Investments at value - see accompanying Statement of Investments	3,007,812

Dividend receivable	2
Prepaid expenses	1,113
Total Assets	3,008,927

Liabilities
Receivable for beneficial interest redeemed	1,806
Payable to Manager	1,648
Other liabilities	71,942
Total Liabilities	75,396

Net Assets - Applicable to 185,043 shares of benefical interest outstanding	$2,933,531

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$15.85

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 14

STATEMENT OF OPERATIONS For the Year Ended September 30, 2014

Investment Income
Distributions from Master Limited Partnerships	$189,692
Dividend Income	1,385
Total investment income	191,077

Expenses
Management fee	26,194
Legal, audit, and other professional fees	72,571
Administration fees	26,317
Directors’ compensation	16,815
Custodian fees	12,258
Other	7,655
Total expenses, before waivers	161,810
Less expense waivers	(130,002)
Net expenses	31,808

Net investment income	159,269

Net Realized and Unrealized Gains on Investments:
Net Realized Gains
Investments	597,453
Net Change in Unrealized Appreciation
Investments	127,112
Net realized and unrealized gains on investments	724,565
Change in net assets resulting from operations	$883,834

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 15

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2014	For the Period Ended September 30, 2013 1
Operations
Net investment income	$159,269	$107,204
Net realized gain/(loss) on investments	597,453	(1,983)
Net change in unrealized appreciation on investments	127,112	486,642
Change in net assets resulting from operations	883,834	591,863

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting form beneficial interest transactions:
Proceeds from contributions	3,400,183	4,178,566
Payments for withdrawals	(5,869,301)	(351,614)
Change in net assets resulting from beneficial interest transactions	(2,469,118)	3,826,952
Change in net assets	(1,585,284)	4,418,815

Net Assets
Beginning of period	4,518,815	100,000
End of period	$2,933,531	$4,518,815

1.	For the period from December 28, 2012 (commencement of operations) through September 30, 2013. See Note 1 of the accompanying notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 16

FINANCIAL HIGHLIGHTS

	For the Year Ended September 30, 2014	For the Period Ended September 30, 2013 1
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.27	$10.00
Income from investment operations:
Net investment income 2	0.58	0.36
Net realized and unrealized gains	3.00	1.91
Total from investment operations	3.58	2.27
Increase from Operations	3.58	2.27
Net Asset Value, End of Period	$15.85	$12.27

Total Return 3	29.18%	22.70%

Supplemental Data
Net Assets, End of Period (000's)	$2,934	$4,519
Average net assets, (000's)	$3,742	$3,535

Ratio to average net assets
Net investment income 4	4.26%	4.04%
Gross expenses 4	4.32%	4.03%
Expense waiver 4	(3.47%)	(3.18%)
Net expenses 4	0.85%	0.85%

Portfolio Turnover Rate	92%	10	%3

1.	For the period from December 28, 2012 (commencement of operations) through September 30, 2013. See Note 1 of the accompanying notes.

2.	Per share amounts calculated based on average shares outstanding during the period.

3.	Not annualized for less than full periods.

4.	Annualized for less than full periods.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 17

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer SteelPath Master MLP Fund, LLC (the “Fund”) was organized on November 7, 2012 as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Manager”). As of September 30, 2014, 100% of the shares of the Fund were owned by other funds advised or sub-advised by the Manager or an affiliate of the Manager.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The following is a summary of significant accounting policies consistently followed by the Fund.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of a minimum of 40 MLPs.
MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 18

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Under normal circumstances, the Fund intends to invest at least 80% of its total assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities.

Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and is not taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the open tax year (2013) or expected to be taken in the Fund’s 2014 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Partnership distributions and dividend income are recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custodian fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 19

NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies (Continued)

Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation.

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 20

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 21

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 22

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

Level 2 - inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks etc.)

Level 3 - significant unobservable inputs (including the Manager’s own judgments about assumptions that participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Master Limited Partnership Shares*	$2,663,162	$—	$—	$2,663,162
Common Stock	148,866	—	—	148,866
Short-Term Investments	195,784	—	—	195,784
Total	$3,007,812	$—	$—	$3,007,812

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 23

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Securities Valuation (Continued)

The Fund did not hold any Level 2 or Level 3 securities during the year ended September 30, 2014.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

3. Shares of Beneficial Interest.

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2014		Period Ended September 30, 2013
	Shares	Dollars	Shares	Dollars
Contributions	253,573	$3,400,183	387,264	$4,178,566
Withdrawals	(436,720)	(5,869,301)	(29,074)	(351,614)
Net Increase/(decrease)	(183,147)	$(2,469,118)	358,190	$3,826,952

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2014.
	Purchases	Sales
Investment securities	$3,386,637	$5,680,075

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.70%. Certain officers and directors of the Fund are also officers and directors of the Manager.

Directors’ Compensation. The Fund’s Board has adopted a compensation deferral plan for Independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other”

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 24

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of Directors’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Net expenses” would not exceed 0.85% of average annual net assets. During the year ended September 30, 2014, the Manager reimbursed $130,002.

6. Pending Litigation

Pending Litigation. In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Suit”). OFI believes the California Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Suit, or whether any costs that OFI may bear in defending the California Suit might not be reimbursed by insurance, OFI believes the California Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of
Oppenheimer SteelPath Master MLP Fund, LLC

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath Master MLP Fund, LLC (the “Fund”) as of September 30, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath Master MLP Fund, LLC as of September 30, 2014, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 19, 2014

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 26

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 27

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global” and OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI had over 50 years of experience as an investment adviser and that its assets rank among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as directors of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other equity energy funds. The Board considered that the Fund outperformed its performance category median for the one-year period. The Board also considered that the Fund performed in the first quintile of its performance category for the one-year period.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees to be charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other equity energy funds with comparable asset levels and distribution features. The Board considered that the Fund’s total expenses, after waivers, were lower than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was lower than its peer group median and category median. Within the total asset range of $0 to $50 million, the Fund’s effective management fee rate was lower than its peer group median and category median. The Board further considered that the Manager has voluntarily agreed to limit certain of the Fund’s expenses so that the Fund’s net expenses will not exceed 0.85% of average annual net assets. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 28

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 29

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 30

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Trust, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT DIRECTORS
The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Directors and Director (since 2012) Year of Birth: 1940
Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with OppenheimerFunds, Inc. and with subsidiary or affiliated companies of OppenheimerFunds, Inc. (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 2012) Year of Birth: 1942
Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 31

DIRECTORS AND OFFICERS Unaudited / (Continued)

Richard F. Grabish, Director (since 2012) Year of Birth: 1948
Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Director (since 2012) Year of Birth: 1946
Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 32

DIRECTORS AND OFFICERS Unaudited / (Continued)

Victoria J. Herget, Director (since 2012) Year of Birth: 1951
Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

Robert J. Malone, Director (since 2012) Year of Birth: 1944
Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 33

DIRECTORS AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Director (since 2012) Year of Birth: 1942
Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Director (since 2012) Year of Birth: 1953
Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women's Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

James D. Vaughn, Director (since 2012) Year of Birth: 1945
Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 34

DIRECTORS AND OFFICERS Unaudited / (Continued)

INTERESTED DIRECTOR
Mr. Glavin is an "Interested Director" because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as director of OppenheimerFunds, Inc., and as a shareholder of OppenheimerFunds, Inc.’s parent company. As a Director, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Director (since 2012) Year of Birth: 1958
Chairman of OppenheimerFunds, Inc. (since July 2014 and December 2009-December 2012) and Director of OppenheimerFunds, Inc. (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of OFI Global Asset Management, Inc.; President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of OppenheimerFunds, Inc. (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (OppenheimerFunds, Inc.’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 35

DIRECTORS AND OFFICERS Unaudited / (Continued)

OTHER OFFICERS OF THE TRUST
The addresses of the Officers in the chart below are as follows: for Mr. Steinmetz, Gabinet, Mss. Zervos, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961
Senior Vice President and Senior Portfolio Manager of OFI Global Asset Management, Inc. (since January 2014); Vice President of OFI Global Asset Management, Inc. (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1974
Senior Vice President and Senior Portfolio Manager of OFI Global Asset Management, Inc. (since January 2014); Vice President of OFI Global Asset Management, Inc. (2012-January 2014). Prior to joining OFI Global Asset Management, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009). An officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958
CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of the Manager (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 36

DIRECTORS AND OFFICERS Unaudited / (Continued)

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2012) Year of Birth: 1958
Executive Vice President, Secretary and General Counsel of OFI Global Asset Management, Inc. (since January 2013); General Counsel of the Manager (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of OppenheimerFunds, Inc.; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of OppenheimerFunds, Inc. (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969
Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973
Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., the Manager., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 37

DIRECTORS AND OFFICERS Unaudited / (Continued)

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2012) Year of Birth: 1959
Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Treasurer of OppenheimerFunds, Inc., HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by OppenheimerFunds, Inc.) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Directors and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 38

OPPENHEIMER STEELPATH MASTER MLP FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	UMB Fund Services, Inc.

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MASTER MLP FUND, LLC 39

P.O. Box 2175
Milwaukee, WI 53201
Toll Free 888-614-6614

The SteelPath Funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2. Code of Ethics.

As of the end of the fiscal period September 30, 2014, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)-(d)
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The registrant commenced operations on December 28, 2012. Therefore, the following information is provided for the year ending September 30, 2014.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for certain reviews of the registrant’s semi-annual financial statements.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$20,000	$20,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1)
During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2)	The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)
The following table indicates the aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the registrant’s adviser that provides ongoing services to the registrant for the last year.

	FYE 9/30/2014	FYE 9/30/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h)
The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s fourth fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit.
Filed herewith.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Master Fund, LLC

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date	11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date	11/10/2014

/s/ Brian W. Wixted
By: Brian W. Wixted
Principal Financial Officer
Date	11/10/2014